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                                                                  Exhibit 10.27


                          MCCREARY COUNTY FISCAL COURT
                           RESOLUTION NUMBER 97120901
                                   RESOLUTION
                   EXTENDING THE CABLE TELEVISION FRANCHISE OF
                    ENSTAR CABLE CUMBERLAND VALLEY ("FALCON")
                          IN MCCREARY COUNTY, KENTUCKY

WHEREAS; Enstar Cable Cumberland Valley (hereafter referred to as "Falcon") lawfully provides cable television service to residents of McCreary County, Kentucky; and,

WHEREAS; McCreary County desires that Falcon continue to provide uninterrupted cable TV service to its subscribers in the County pursuant to a valid cable television franchise renewal process; and,

WHEREAS; The public health, safety and welfare of the residents of the County will be served by granting a franchise extension to Falcon pending completion of the franchise renewal process; and,

WHEREAS; McCreary County and Falcon will each retain their respective legal rights and responsibilities under the franchise and under applicable federal, state and local law, including the right to initiate formal Cable Act renewal procedures,

NOW, THEREFORE, BE IT RESOLVED that the cable television franchise under which Falcon has previously been operating in McCreary County is hereby extended until such time as the County shall formally grant or deny franchise renewal, consistent with the provisions of Section 626 of the Cable Communications Policy Act of 1984, as amended.

INTRODUCED, SECONDED, READ AND ADOPTED during a regular session of fiscal court on the 9th day of December 1997, and on the same occasion signed in open session by the County Judge/Executive and attested by the County Court Clerk.


                                            /s/ Jimmie W. Greene
                                            -----------------------------------
                                            Jimmie W. Greene
                                            McCreary County Judge/Executive

ATTEST  /s/ Jo Kidd
        ---------------------------
        Jo Kidd
        McCreary County Court Clerk